10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
North Carolina Muni Bond Fund
Security
North Carolina Eastern Municipal Power Agency
Advisor
EIMCO
Transaction
 Date
4/30/08
Cost
"$7,110,000"
Offering Purchase
1.65%
Broker
CitiGroup
Underwriting
Syndicate
Members
Citi
Merrill Lynch &Co
UBS Investment Bank
"Wachovia Bank, NA"

Fund
North Carolina Muni Bond Fund
Security
Johnston Memorial Hospital
Advisor
EIMCO
Transaction
 Date
5/22/08
Cost
"$3,000,000"
Offering Purchase
2.07%
Broker
Bank of America
Underwriting
Syndicate
Members
Banc of America Securities
BB&T Capital Markets
Merrill Lynch & Co
Wachovia Securities


Fund
North Carolina Muni Bond Fund
Security
Charlotte-Mecklenburg Hospital Authority
Advisor
EIMCO
Transaction
 Date
6/6/08
Cost
"$10,000,000"
Offering Purchase
3.19%
Broker
Bank of America
Underwriting
Syndicate
Members
Citigroup Global Markets
Bank of America Securities
"Wachovia Bank, NA"

Fund
North Carolina Muni Bond Fund
Security
"Puerto Rico Aqueduct and Sewer Authority Revenue Bonds, Series A"
Advisor
EIMCO
Transaction
 Date
3/10/08
Cost
"$2,500,000"
Offering Purchase
0.19%
Broker
Citigroup
Underwriting
Syndicate
Members
Citi
Bear Stearns & Co
Morgan Stanley
"Wachovia Capital Markets, LLC"

Fund
North Carolina Muni Bond
Security
North Carolina Medical Care Commission
Retirement Facilities First Mortgage Revenue Bonds Series 2007A
Advisor
EIMCO
Transaction
 Date
10/31/07
Cost
"$837,150,000"
Offering Purchase
9.33%
Broker
Zeigler Capital Mkts
Underwriting
Syndicate
Members
"A.G. Edwards & Sons, Inc."
"Ferris, Baker Watts, Inc."

Fund
North Carolina Municipal Bond Fund
Security
North Carolina Housing Finance Agency Home Ownership
Revenue Bonds (1998 Trust Agreement) Series 30-A Trust
Advisor
EIMCO
Transaction
 Date
9/21/2007
Cost
"$6,235,000"
Offering Purchase
9.59%
Broker
UBS Securities
Underwriting
Syndicate
Members
Banc of America Securities LLC
"BB&T Capital Markets, Inc. "
"Citigroup Global Markets, Inc. "
"Wachovia Bank, N.A."